Subsequent Event	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Event

21. Subsequent event

On February 23, 2023, the Group completed the offering of US$300,000 in aggregate principal amount of senior notes due 2026 (the “Notes”). The Notes bear interest at a rate of 10.5% per annum and were issued at a price of 99.06% of the aggregate principal amount. The Group intends to use the net proceeds from the sale of the Notes for investment in data centers in the PRC and overseas, supplementing working capital and investment in research and development.